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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                    FORM 8-K
                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): OCTOBER 17, 2005
                               (OCTOBER 11, 2005)

                        MEADOWBROOK INSURANCE GROUP, INC.
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

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
MICHIGAN                                                                                                     38-2626206
(STATE OR OTHER JURISDICTION OF INCORPORATION)                                  (I.R.S. EMPLOYER IDENTIFICATION NUMBER)
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                                     1-14094
                            (COMMISSION FILE NUMBER)

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
26255 AMERICAN DRIVE
SOUTHFIELD, MICHIGAN                                                                                              48034
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                                                                     (ZIP CODE)
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                                  (248)358-1100
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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ITEM 8.01 OTHER EVENTS

On October 11, 2005, the Registrant issued a press release reporting its initial estimate of losses attributable to Hurricane Rita. The Registrant indicated that the Registrant does not expect its net losses to be material. A copy of the press release is furnished herewith as Exhibit 99.1.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

         a.       None.

         b.       None.

         c. The following document is furnished as an Exhibit to this Current Report on Form 8-K pursuant to Item 601 of Regulation S-K:

                  99.1     Press Release, dated October 11, 2005.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 17, 2005             MEADOWBROOK INSURANCE GROUP, INC.
                                    (REGISTRANT)


                                    By:  /s/ Karen M. Spaun
                                        ---------------------------------------
                                        Karen M. Spaun, Chief Financial Officer


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                                  EXHIBIT INDEX

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EXHIBIT NO.     DOCUMENT DESCRIPTION
-----------     --------------------
  99.1          Press Release, dated October 11, 2005.
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